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                                                                Exhibit 10.20(j)

                                                                  CONFORMED COPY

                             OMNIBUS AMENDMENT NO. 1
                                       TO
                         RECEIVABLES SALE AGREEMENT AND
                         RECEIVABLES PURCHASE AGREEMENT
                       (Arch Chemicals Receivables Corp.)

            THIS OMNIBUS AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT AND RECEIVABLES PURCHASE AGREEMENT is entered into as of June 25, 2003, by and among ARCH CHEMICALS, INC. ("Arch"), CERTAIN AFFILIATES OF ARCH LISTED ON THE SIGNATURE PAGES HERETO (each such affiliate, together with Arch, being, individually, an "Originator" and, collectively, the "Originators"), ARCH CHEMICALS RECEIVABLES CORP. (the "Seller"), BLUE RIDGE ASSET FUNDING CORPORATION, THE LIQUIDITY BANKS FROM TIME TO TIME PARTY TO THE CREDIT AND SECURITY AGREEMENT and WACHOVIA BANK, NATIONAL ASSOCIATION. Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Purchase Agreement referred to below.

            WHEREAS, each Originator and the Seller entered into that certain Receivables Sale Agreement, dated as of March 19, 2002 (as amended to the date hereof, the "Original Sale Agreement", and as amended hereby, the "Sale Agreement");

            WHEREAS, the Seller, Blue Ridge, each other Lender, the Servicer and the Agent entered into that certain Receivables Purchase Agreement, dated as of March 19, 2002 (as amended to the date hereof, the "Original Purchase Agreement", as amended hereby, the "Purchase Agreement", the Original Purchase Agreement, together with the Original Sale Agreement are referred to herein as the "Original Agreements" and the Purchase Agreement and the Sale Agreement are referred to herein as the "Agreements"); and

            WHEREAS, the parties hereto desire to amend each of the Original Agreements;

            NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. Sale of Sulfuric Acids Business.

      (a) Arch hereby represents and warrants as follows:

            (i) Arch plans to sell, prior to September 30, 2003, its sulfuric acids business in North America, consisting of (i) the marketing, sale and provision of sulfuric acid regeneration services, (ii) the manufacturing, marketing, sale and distribution of virgin sulfuric acid, (iii) the marketing, sale and provision of disposal services for waste fuels, and (iv) the manufacturing, marketing, sale and distribution of sodium bisulfite solution, but excluding the manufacturing, marketing, sale or distribution of any acid (or substitute product) to the semiconductor or other electronic components industries (collectively, the "Sulfuric Acids Business");

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            (ii) Arch and the Seller intend to sell all outstanding Receivables and Related Security relating to the Sulfuric Acids Business, all of which are currently, and as of the Sale Date (as defined below) will be, owned by the Seller (the "Sulfuric Acids Business Receivables");

            (iii) Arch will not be able to notify, prior to the Sale Date, Obligors of the Sulfuric Acids Business Receivables of the sale of the Sulfuric Acids Business and/or cause such Obligors, prior to the Sale Date, to make payments of such Receivables to a P.O. Box other than a Lock-Box or have collections of such Receivables deposited to a bank account other than a Collection Account; and

            (iv) for a period of no more than one hundred twenty (120) days after the Sale Date (such period being the "Interim Period"), collections relating to the Sulfuric Acids Business Receivables may be sent to a Lock-Box and/or deposited in a Collection Account.

      (b) Arch hereby requests that:

            (i) on the Sale Date, the Seller be permitted to sell the Sulfuric Acids Business Receivables to Arch on the date hereof for a repurchase price to be determined by Arch and the Seller, subject to approval by the Agent (the "Repurchase Price");

            (ii) on the Sale Date, the Agent, Blue Ridge and the Seller each release their interests in the Sulfuric Acids Business Receivables, including liens thereon;

            (iii) for the Interim Period, the Agent permit the collections of the Sulfuric Acids Business Receivables to be made to the Lock-Boxes and the Collection Accounts; and

            (iv) the Servicer be permitted, on the terms and conditions set forth herein, to remove from the Collection Accounts upon identification by the Servicer thereof all Collections received in respect of the Sulfuric Acids Business Receivables.

      SECTION 2. Amendments to Agreements and Waivers Relating to the Sale of Sulfuric Acids Business.

      The parties hereto agree that the Agreements shall be amended, modified and supplemented by the following amendments, agreements and waivers, notwithstanding any provision of any of the Agreements to the contrary:

      (a) Arch agrees that at least two (2) Business Days prior to the day on which it closes the sale of the Sulfuric Acids Business (the "Sale Date") it will provide written notice thereof to the Seller and the Agent, which notice shall set forth the Sale Date, the proposed Repurchase Price and the aggregate Outstanding Balance of the Sulfuric Acids Business Receivables as of the date of such notice.

      (b) On the Sale Date (i) each of the Seller Parties shall be deemed to reaffirm all representations and warranties made by it in Article V of the Purchase Agreement and to agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Sale Date, (ii) each of the Seller Parties shall be deemed to represent and warrant that no

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Amortization Event or Unmatured Amortization Event has occurred and be continuing as of the Sale Date, (iii) each of the Originators shall be deemed to reaffirm all representations and warranties made by it in Article II of the Sale Agreement and to agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Sale Date and (iv) each of the Originators shall be deemed to represent and warrant that no Termination Event or Unmatured Termination Event shall have occurred and be continuing as of the Sale Date.

      (c) On the Sale Date, unless the Agent shall have notified Arch not later than 2:00 p.m. (New York City time) on the Business Day immediately preceding the Sale Date, that the Agent disagrees with the Repurchase Price, the Seller shall, without further action, irrevocably sell, transfer and assign to Arch, upon receipt by the Seller of the Repurchase Price in accordance with the terms hereof, without recourse, representation or warranty, all right, title and interest of the Seller in, to and under all of the Sulfuric Acids Business Receivables outstanding on the Sale Date, together with all Related Security related thereto.

      (d) On the Sale Date, Arch shall pay the Repurchase Price to the Agent's Account by wire transfer in immediately available funds and the Agent shall apply such amount to the reduction of the Aggregate Invested Amount, accrued Yield on such amount of the Aggregate Invested Amount so repaid and accrued Fees on such amount of the Aggregate Invested Amount so repaid.

      (e) Upon receipt by the Agent of the Repurchase Price in the Agent's Account in the manner provided for herein, the Agent, the Seller and Blue Ridge and their respective successors and assigns shall, without further action, irrevocably release in full each of their respective interests in all of the Sulfuric Acids Business Receivables and all Related Security related thereto, including but not limited to any security interests therein. The Agent and Blue Ridge each agree to take such further actions, at Arch's sole cost and expense, that Arch may reasonably request to evidence or confirm such releases.

      (f) Arch, in its capacity as Servicer, shall (i) as soon as reasonably practicable after the Sale Date (but in no event later than the second Business Day after the Sale Date), provide written notice to the Seller and the Agent of the final aggregate Outstanding Balance of all Sulfuric Acids Receivables sold on the Sale Date (the "Sale Date Sulfuric Acids Receivables Balance") and (ii) from and after the Sale Date, identify within two (2) Business Days after receipt, all collections received in any Collection Account constituting collections received in respect of the Sulfuric Acids Business Receivables.

      (g) Immediately upon identification of any Collections received in respect of the Sulfuric Acids Business Receivables, Arch, as Servicer, shall remove such collections received in respect of the Sulfuric Acids Business Receivables from the related Collection Account, up to an aggregate amount at any time not to exceed the Sale Date Sulfuric Acids Receivables Balance.

      (h) Arch, as Servicer, agrees that it will provide to the Agent on the first Business Day of each week for each week following the Sale Date through and including the earlier of (i) the week in which the last Sulfuric Acids Business Receivable is paid in full and (ii) the week in which the 120th day after the Sale Date occurs, additional written reporting satisfactory to the

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Agent relating to the Collections received in respect of the Sulfuric Acids
Business Receivables during the preceding week.

      (i) Arch agrees that, if the Sulfuric Acids Business Receivables have not been paid in full by the 120th day after the Sale Date, it will send notices to each obligor of any unpaid Sulfuric Acids Business Receivable instructing such obligor to make all payments on such Sulfuric Acids Business Receivables to such other lock-box or post office box that is not owned by the Seller as Arch may choose.

      (j) Arch and the Seller each hereby agrees to indemnify (and pay upon demand to) each Indemnified Party (as defined in the Purchase Agreement) and its assigns, officers, directors, agents and employees from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for ail other amounts payable, including reasonable attorneys' fees and disbursements awarded against or incurred by any such Indemnified Party arising out of or related to any Sulfuric Acids Business Receivables and any Collection relating to any Sulfuric Acids Business Receivables.

      (k) Subject to the satisfaction of the above terms and conditions and provided that no Amortization Event or Unmatured Amortization Event has occurred, the Seller, Blue Ridge and Wachovia, upon receipt of the Repurchase Price as provided above, shall, without further action, be deemed to waive any default under the Transaction Documents that may result from the receipt of any collections received in respect of the Sulfuric Acids Business Receivables in any Collection Account during the Interim Period; provided, however, this waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or any other Secured Party under any of the Transaction Documents.

      SECTION 3. Agreements in Full Force and Effect as Amended.

      (a) Except as specifically amended hereby, each of the Original Agreements shall remain in full force and effect. This Amendment shall not constitute a novation of any or all of the Original Agreements, but shall constitute an amendment of each such Original Agreement only. The parties hereto agree to be bound by the terms and conditions of each Original Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

      (b) As of the date first set forth above, each reference in the Original Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to such Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Original Purchase Agreement shall mean and be, a reference to such Original Agreement as amended hereby.

      (c) The Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Seller shall pay the reasonable legal fees and out-of-pocket expenses of the Agent's counsel, Hunton & Williams, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment and the transactions contemplated by this Amendment, including, without limitation, in connection with the Sale Date and the Interim Period.

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      SECTION 4. Conditions to Effectiveness of this Amendment.

The amendments set forth herein shall not be effective until the date on which the Agent shall have received authorized signatures from each of the Originators, the Servicer and the Seller.

      SECTION 5. Miscellaneous.

      (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Amendment.

      (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

      (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

                   [Remainder of Page Intentionally Left Bank]

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        ARCH CHEMICALS RECEIVABLES CORP.,
                                        as the Seller

                                        By:  /s/ W. Paul Bush
                                             -----------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH CHEMICALS, INC.,
                                        as an Originator and as the Servicer

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: VP & Treasurer

                                        ARCH SPECIALTY CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH CHEMICALS SPECIALTY PRODUCTS, INC., as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH ELECTRONIC CHEMICALS, INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

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                                        ARCH WOOD PROTECTION INC.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

                                        ARCH PERSONAL CARE PRODUCTS, L.P.,
                                        as an Originator

                                        By: /s/ W. Paul Bush
                                            ------------------------------
                                          Name: W. Paul Bush
                                          Title: Treasurer

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                                        BLUE RIDGE ASSET FUNDING CORPORATION

                                        BY: Wachovia Securities, LLC
                                        as Attorney-in-Fact

                                        By: /s/ Douglas R. Wilson, Sr.
                                            ------------------------------
                                        Title: Vice President

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        as a Liquidity Bank and as Agent

                                        By: /s/ Gary G. Fleming, Jr.
                                           ------------------------------
                                        Title: Director